Exhibit 99.1

The Emperor Total Artificial Heart

A next-generation, fully-implantable SynCardia Total Artificial Heart

Duffy Elmer (1), Andre R Simon (1), Toshinobu Kazui (2)(3), Edward W Betterton (2), Safiyah Abdessalam (1)(4), Matthew S Schuster (1)*

1. SynCardia Systems, LLC, Tucson, USA; 2. Artificial Heart Program, Banner University Medical Center, Tucson, USA; 3. Department of Surgery, University of Arizona College of Medicine, Tucson, USA; 4. Department of Biomedical Engineering, University of Arizona, Tucson, USA

Introduction

The SynCardia Total Artificial Heart (STAH) is a clinically proven and highly effective treatment for end-stage biventricular heart failure.[1] With over 2,100 implants, it remains the only commercially available and FDA-approved total artificial heart on the market. The STAH provides robust and stable circulatory support, enabled by its pneumatic actuation system, which offers a broad range of autoregulation and afterload independence.[2]

SynCardia is developing the Emperor Total Artificial Heart (Emperor TAH), a motor-driven evolution of the SynCardia STAH that preserves the proven blood-contacting architecture while replacing the external pneumatic driver with a compact electromechanical system. The device consists of two 50 cc STAH ventricles integrated with a novel mechanical actuation system engineered to replicate STAH physiology, enable full mobility, and serve as the foundation for a fully implantable platform. To validate functional continuity, we evaluated autoregulation equivalence between the pneumatic STAH and the mechanically driven Emperor TAH. All blood-contacting surfaces the pumping chamber geometry, polyurethane diaphragm, Syn-Hall inflow and outflow valves are identical to the FDA-approved SynCardia Total Artificial Heart. Only the actuation mechanism has been modernized from pneumatic to motor-driven pusher plate motion. This design preserves established biocompatibility, hemocompatibility, and flow performance while enabling next-generation implantability. Clinical durability of the legacy platform is well demonstrated, including a patient exceeding eight years of continuous TAH support, underscoring the robustness of the shared chamber, diaphragm, and valve system.

Device design

Figure 1. Emperor Leverages STAH Materials and Construction, Eliminates External Drivers


Venae Cavae
Aorta
Pulmonary Artery
Right Atrium
Left Atrium
Right Ventricle
Left Ventricle
A
AORTA
PULMONARY ARTERY
16
12
38
30
34
32
42
36
40
52
50
48
ARTIFICIAL RIGHT VENTRICLE
B

1A. The SynCardia Total Artificial Heart **1B.** The Emperor Total Artificial Heart

The Emperor TAH maintains the use of the clinically-proven materials, components, and geometry of the STAH but eliminates the need for external pneumatic drivers. Design properties held in common are:

- Atrial Inflow Grafts
- Arterial Outflow Grafts
- Inflow/Outflow Connectors
- Mechanical Valves
- Blood Chamber Geometry
- Diaphragm Assemblies
- Ventricle Housings

Mechanism

Figure 2. Mechanical Actuation Preserves "Partial Fill – Full Eject" Autoregulation


STAH
A
B
Emperor TAH
C
D

2A. STAH Diastole. Air is evacuated from behind the diaphragm, allowing blood to refill through the inflow valve
2B. STAH Systole. Air pressure is applied to the diaphragm, pushing blood through the outflow valve
2C. Emperor TAH Diastole. Pusher is evacuated from behind the diaphragm, allowing blood to refill through the inflow valve
2D. Emperor TAH Systole. Pusher is applied to the diaphragm, pushing blood through the outflow valve

Methods

To simulate in vivo implant conditions, Emperor TAH prototypes were connected to a Donovan Mock Circulation Tank (MCT).[2] Performance and function were evaluated and compared to the 50cc STAH. Both systems were powered at 125 beats per minute (BPM), and cardiac output was assessed across a range of right atrial pressures to model preload response. Both systems underwent additional investigation of afterload sensitivity on the MCT by assessing cardiac output while increasing mean aortic pressure at 125 BPM while maintaining right atrial pressure at 10 mmHg.

Further evaluation of the Emperor TAH was conducted in three acute porcine models. Following median sternotomy, cardiectomy, and device implantation, pressure lines were introduced into the atria and the aorta. A Swan-Ganz catheter was placed in the pulmonary artery to monitor flow rates. The device output was assessed for preload sensitivity and afterload independence in all three models by adjusting blood volume via the bypass circuit and vascular resistance via vasopressor administration. (Phenylephrine, 1-3 ug/kg/min IV)

In vitro performance

The Emperor TAH demonstrated increased cardiac output at a constant beat rate in response to increased right atrial pressure, indicating effective autoregulation in response to changing hemodynamic conditions. Overall autoregulation was comparable to that of the 50cc STAH [see **Figure 3**]. The Emperor TAH reproduces the preload sensitivity of the pneumatic SynCardia Total Artificial Heart by replicating its fundamental principle of variable fill volume and full ejection.

Figure 3. Emperor Exhibits Frank-Starling Autoregulation In Vitro


Cardiac Output (L/min)
7
6
5
4
3
2
1
0
4
6
8
10
12
14
Right Atrial Pressure (mmHg)
125 BPM
Emperor TAH
STAH

The Emperor TAH demonstrated sustained cardiac output at a constant beat rate in response to increased aortic pressure, demonstrating insensitivity to afterload. This performance reproduces the afterload independence of the pneumatic SynCardia Total Artificial Heart, as shown in Figure 4. As a volume displacement pump, the STAH provides consistent flow against variable outflow pressures. The Emperor TAH, by replicating its mechanism of action, exhibits the same degreeof afterload independence.

Figure 4. Emperor Exhibits Afterload Independence In Vitro


Cardiac Output (L/min)
5
4
3
2
1
0
80
85
90
95
100
105
110
Mean Aortic Pressure (mmHg)
125 BPM
Emperor TAH
STAH
RAP: 10 mmHg

In vivo performance

We report the first in vivo implantation of the Emperor TAH in a porcine model, conducted to assess surgical feasibility, hemodynamic performance, and anatomical compatibility during acute support. The evaluation aimed to confirm that the proven SynCardia blood-contacting system maintains physiologic performance when driven by the new electromechanical actuation platform..

Study design

Four standardized test maneuvers were performed:

1. **Stabilization:** Baseline MAP, RAP, LAP, PAP, device pressures, and outflow waveforms were recorded under steady-state conditions.
2. **Preload Manipulation:** Venous return was reduced and restored via CPB reservoir adjustments to evaluate preload responsiveness through changes in pump output and atrial pressures.
3. **Afterload Challenge:** Systemic vascular resistance was increased with a norepinephrine bolus to assess afterload tolerance and maintenance of balanced left–right pump output.
4. **Rate Challenge:** Pump rate was increased stepwise to characterize performance across varying beat rates.

Performance

Acute in vivo testing demonstrated stable support and hemodynamic equivalence to the pneumatic STAH, confirming that the Emperor TAH maintains the physiologic performance of the shared chamber, diaphragm, and valve system.

Discussion

In vitro testing showed that the Emperor TAH maintained constant cardiac output across increasing aortic pressures, demonstrating afterload independence equivalent to the pneumatic SynCardia Total Artificial Heart (Figure 4). As a volume-displacement pump with identical chamber geometry, diaphragm, and valve architecture, the Emperor TAH replicates the STAH's characteristic insensitivity to outflow pressure.

Acute in vivo implantation further confirmed stable support and hemodynamic equivalence to the pneumatic platform, validating physiologic performance under electromechanical drive.

These results reinforce the reliability of the shared blood-contacting architecture and establish a solid foundation for chronic large-animal studies and future clinical translation.

SynCardia
A Picard Medical Company
PICARD MEDICAL, INC
2025 ISMCS

1. Copeland et al., N Engl J Med 2004;351:859-867 **2.** Crosby et al., ASAIO J. 2015 May-Jun; 61(3):274–281